                                                                   Exhibit 10.20


                           [REMEDY CORPORATION LOGO]

Bldg 2
                                               Abstract Date: September 12, 1997
                             5924 STONERIDGE DRIVE
                             PLEASANTON, CALIFORNIA

                                 LEASE SUMMARY
                                   DOCUMENTS:
                         SUBLEASE DATE: MARCH 17, 1997
                     MASTER LEASE DATED: DECEMBER 27, 1985
                   ADDENDUM TO LEASE DATED: DECEMBER 27, 1985
            CONSENT AND AGREEMENT OF LANDLORD DATED: MARCH 19, 1997

--------------------------------------------------------------------------------

                      Lease Information                         Lease Clause
--------------------------------------------------------------------------------
                          CONTACTS

                          LANDLORD

                       A. L. McCormick                       -------------------
                        c/o Bob Rouse
                   4040 Civic Center Drive
                          Suite 219
                  San Rafael, CA 94903-4191


                          SUBLESSOR

                  Viacom International, Inc.                --------------------
                        1515 Broadway
                   New York, New York 10036


                        CRITICAL DATES

                LEASE TERM   3 years, 9 months                      N/A
                                                            --------------------
              COMMENCEMENT   March 19, 1997                    Sublease Para 2
                                                            --------------------
                EXPIRATION   December 31, 2000                 Sublease Para 2
                                                            --------------------
EARLY TERMINATION (NOTICE)   N/A
                                                            --------------------
 RENEWAL OPTION 1 (NOTICE)   March 1, 1999                    Consent Para 2(a)
                                                            --------------------
 RENEWAL OPTION 1 (NOTICE)   June 30, 2000
                                                            --------------------
 RENEWAL OPTION 1 (NOTICE)   July 31, 2000
                                                            --------------------
 RENEWAL OPTION 2 (NOTICE)   N/A
                                                            --------------------
 EXPANSION OPTION (NOTICE)
                                                            --------------------


Cushman Realty Corporation makes no warranty or representation as to the accuracy or completeness of this information. The information should be verified by Remedy Corporation.


CUSHMAN REALTY CORPORATION

                                               Abstract Date: September 12, 1997

                           [REMEDY CORPORATION LOGO]
                             5924 STONERIDGE DRIVE
                             PLEASANTON, CALIFORNIA

                             LEASE SUMMARY (PAGE 2)

---------------------------------------------------------------------------------------------------------------------
                         Lease Information                                                     Lease Clause
---------------------------------------------------------------------------------------------------------------------
TOTAL BUILDING SQUARE FEET:             47,000                                                   Lease Para 2
                                       --------                                            ---------------------------

RENTABLE SQUARE FEET:                   47,000                                                   Lease Para 2
                                       ---------                                           ---------------------------

USEABLE SQUARE FEET:                      N/A
                                       ---------                                           ---------------------------

LOAD FACTOR:                              N/A
                                       ---------                                           ---------------------------

PRO-RATA SHARE:                           100%
                                       ---------                                           ---------------------------

RENT:

LEASE TYPE:              NET

     DATES               ANNUAL RATE (P.S.F.) MO. PAYMENT                ANNUAL RENT            Sublease Para 3(a)
-------------------------------------------------------------------------------------      ---------------------------
 3/15/97 - 12/31/97          11.40             44,650                      535,800
---------------------                        ----------                  ------------
  1/1/98 - 12/31/00          11.76             46,060                      552,720
---------------------                        ----------                  ------------

---------------------                        ----------                  ------------

-------------------------------------        ----------                  ------------

EFFECTIVE RENT:              11.69
                          -----------        ----------                                    --------------------------

HOLDOVER RENT:            Rate:                150%                                              Sublease Para 2
                                             ------------------------                      --------------------------
                          Damages:             N/A                                                Lease Para 26
                                             ------------------------                      --------------------------

LATE CHARGE:              6% penalty after 5 days after notice                                   Sublease Para 4
                          -------------------------------------------                      --------------------------

SECURITY DEPOSIT:         $46,000 (one month)                                                  Sublease Para 3(b)
                          -------------------------------------------                      --------------------------

T.I. ALLOWANCE:           None                                                                 Sublease Para. 7(a)
                          -------------------------------------------                      --------------------------

OVERSTANDARD T.I.:        N/A
                          -------------------------------------------                      --------------------------

EXPENSES:
                          -------------------------------------------                      --------------------------

                          -------------------------------------------                      --------------------------

RESPONSIBLE PARTY:                                                                             Sublease Para 3(c)
                          -------------------------------------------                      --------------------------
             Insurance:   Tenant                                                            Lease Addendum Para 59/60
                          -------------------------------------------                      --------------------------
                 Taxes:   Tenant                                                                 Lease Para II
                          -------------------------------------------                      --------------------------
           Common Area:   Tenant
                          -------------------------------------------                      --------------------------
             Utilities:   Tenant
                          -------------------------------------------                      --------------------------
            Janitorial:   Tenant
                          -------------------------------------------                      --------------------------
                 Other:
                          -------------------------------------------

       Operating Expense Caps:     N/A
                               --------------------------------------                      --------------------------

TENANT'S OBLIGATION TO REPAIR/MAINTAIN:

       All except roof, skylights, structural                                                  Sublease Para 7(b)
       -------------------------------------------                                         --------------------------
                                                                                                 Lease Para 7.1
       -------------------------------------------                                         --------------------------

       -------------------------------------------

LANDLORD'S OBLIGATION TO REPAIR/MAINTAIN:

       Roof, skylights, structural                                                             Sublease Para 7(b)
       -------------------------------------------                                         --------------------------
                                                                                                 Lease Para 7.4
       -------------------------------------------                                         --------------------------

       -------------------------------------------

AUDIT RIGHTS:     N/A
              ------------------------------------                                         ---------------------------

              ------------------------------------

Cushman Realty Corporation makes no warranty or representation as to the accuracy or completeness of this information. The information should be verified by Remedy Corporation.

CUSHMAN REALTY CORPORATION

                                               Abstract Date: September 12, 1997

                           [REMEDY CORPORATION LOGO]
                             5924 STONERIDGE DRIVE
                             PLEASANTON, CALIFORNIA

                             LEASE SUMMARY (PAGE 3)

---------------------------------------------------------------------------------------------------------------------
                         Lease Information                                                     Lease Clause
---------------------------------------------------------------------------------------------------------------------
RENEWAL OPTION:                                                                                Consent Para 2(a)
                                                                                           --------------------------
(1)       TERM:     5/31/01 or 5/31/03       RATE:  Same or FMV
                  ---------------------            ------------------

          Notice Dates:   3/1/99 - 6/30/00 - 7/31/00
                          -------------------------------------------
   Tenant Improvements:   None
                          -------------------------------------------
    Operating Expenses:   Net
                          -------------------------------------------

EXPANSION OPTIONS:
                                                                                           --------------------------
                 Space:   N/A
                          -------------------------------------------
   Tenant Improvements:
                          -------------------------------------------
                  Rent:
                          -------------------------------------------
           Notice Date:
                          -------------------------------------------

TERMINATION OPTION:    N/A
                    -------------------------------------------------                      --------------------------

                    -------------------------------------------------

PARKING:                                    Ratio:
                                                   -------------------                      --------------------------
                                             Rate:  Free
                                                   -------------------
USE:      Office                                                                                Sublease Para 5(a)
          ------------------------------------------------------------                      ---------------------------

          ------------------------------------------------------------

ASSIGNMENT & SUBLETTING:                                                                        Sublease Para 6(a)
                                                                                           --------------------------
        LL Approval:   Required                                                                   Lease Para 12
                     --------------------------------------------------                    ---------------------------
         Affiliates:   Exception - Sublease Para 6(c)/lease 12.2
                     --------------------------------------------------
     Profit Sharing:   N/A
                     --------------------------------------------------
   Recapture Rights:   N/A
                     --------------------------------------------------
              Other:
                     --------------------------------------------------

ALTERATIONS:                                                                                    Consent Para 3.9(b)
                                                                                           -----------------------------
        LL Approval:  Required                                                                  Sublease Para 7(d)
                     --------------------------------------------------                    ---------------------------
         Limitation:  $25,000/bldg. permit                                                    Lease Addendum Para 53
                     --------------------------------------------------                    ---------------------------
        Restoration:  Can be required                                                           Lease Para 7.2/7.5
                     --------------------------------------------------                    ---------------------------

INDEMNIFICATION:      Sublessee indemnifies Sublessor                                           Sublease Para 12
                     --------------------------------------------------                    ---------------------------

                     --------------------------------------------------

TENANT INSURANCE REQUIREMENTS:                                                                   Consent Para 4
                                                                                           ---------------------------
       Property insurance (100% replacement)                                                  Sublease Para 8(a)(b)
       ----------------------------------------------------------------                    ---------------------------
       Earthquake (purchased from Sublandlord)                                              Lease Addendum Para 54/55
       ----------------------------------------------------------------                    ---------------------------
       Comprehensive general liability
       ----------------------------------------------------------------

LANDLORD INSURANCE REQUIREMENTS:

       ----------------------------------------------------------------                     --------------------------

       ----------------------------------------------------------------

ESTOPPEL CERTIFICATE:         Required                                                        Lease Addendum Para 61
                      -------------------------------------------------                     --------------------------
                                                                                                   Lease Para 16
                      -------------------------------------------------                     --------------------------

ADDITIONAL PROVISIONS:
                      -------------------------------------------------                     --------------------------

                      -------------------------------------------------                     --------------------------

                      -------------------------------------------------                     --------------------------

                      -------------------------------------------------                     --------------------------

                      -------------------------------------------------                     --------------------------

                      -------------------------------------------------                     --------------------------

                      -------------------------------------------------                     --------------------------

                      -------------------------------------------------                     --------------------------

Cushman Realty Corporation makes no warranty or representation as to the accuracy or completeness of this information. The information should be verified by Remedy Corporation.

CUSHMAN REALTY CORPORATION

                                    SUBLEASE

      SUBLEASE, dated as of the 17 day of March, 1997, by and between Viacom International Inc., a Delaware corporation, with offices located at 1515 Broadway, New York, New York 10036, hereinafter referred to as "Sublessor" and Remedy Corporation, a Delaware corporation, with offices located at 1505 Salado Drive, Mountain View, California 94043, hereinafter referred to as "Sublessee".

                                   WITNESSETH

      WHEREAS, A. L. McCormick, hereinafter referred to as "Landlord", and Viacom International, Inc., an Ohio corporation, predecessor in interest to Sublessor, entered into a certain Lease dated December 27 1985, as the same has been amended, (the "Lease") with respect to the building, containing approximately 47,000 square feet, situated on land located at 5924 Stoneridge Drive, Pleasanton, California (the "Demised Premises") being more particularly described in the Lease, a copy of which is attached hereto as Exhibit "A" and made a part hereof; and

      WHEREAS, Sublessor wishes to sublease to Sublessee and Sublessee wishes to sublease from Sublessor the Demised Premises.

      NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, receipt of which is hereby acknowledged, it is mutually agreed as follows:

      1. Sublessor hereby subleases to Sublessee the Demised Premises upon and subject to the terms and conditions hereinafter set forth.

      2. The term of the Sublease shall commence as of the date on which (i) this Sublease is fully executed or (ii) Landlord grants its consent to this Sublease, whichever is later (the "Commencement Date") and shall terminate on December 31, 2000. Upon expiration or sooner termination of the Sublease, if Sublessee shall hold over and remain on the Demised Premises, such holding over shall not be deemed to be an extension of this

Sublease, but shall be deemed to create a tenancy-at-sufferance, and, in addition to any rights Sublessor may have under this Sublease or the Lease in the event of a default, Sublessee shall be obligated to pay to Sublessor an amount equal to 150% of the base monthly rent payable by Sublessor under the Lease on the date before such hold over for each day that Sublessee remains in occupancy of the Demised Premises. Notwithstanding the foregoing, in the event that Sublessee and Landlord enter into a separate agreement for the lease of the Demised Premises and Sublessee is entitled to remain in possession of the Demised Premises pursuant to such agreement from and after December 31, 2000, Sublessee shall not be deemed to be holding over beyond December 31, 2000.

      3.    (a)   For the period commencing on the March 15, 1997 through and including December 31, 1997, Sublessee shall pay to Sublessor a base monthly rent of Forty Four Thousand Six Hundred Fifty and 00/100 ($44,650.00) Dollars, based on a monthly rate of $.95 per square foot. For the period commencing on January 1, 1998 through December 31, 2000, Sublessee shall pay to Sublessor a base monthly rent of Forty Six Thousand Sixty and 00/100 ($46,060.00) Dollars, based on a monthly rate of $.98 per square foot. No base monthly rent shall be payable for the first month of the term; however, Sublessee shall be obligated to pay all other amounts due hereunder and perform all other obligations required to be performed hereunder from and after the Commencement Date.

            (b)   Sublessee shall deposit with Sublessor, upon execution hereof,
(i) the first month's base rent and (ii) the sum of Forty Six Thousand Sixty and 00/100 ($46,060.00) Dollars as security for the faithful performance and observance by Sublessee of the terms, provisions and conditions of this Sublease (the "Security Deposit"). In the event Sublessee defaults in respect to any of the terms, provisions and conditions of this Sublease, including without limitation, the payment of rent, Sublessor may use, apply or retain the whole or any part of the Security Deposit, to the extent required, for the payment of any rent or other sum as to which Sublessee is in default or for any sum which Sublessor may expend or may be required to expend by reason of Sublessee's default, and in such event, Sublessee shall pay to Sublessor upon demand a sum sufficient to restore the Security Deposit to its original amount. Sublessor agrees to retain the Security Deposit in an interest bearing account, the type of such account to be determined in Sublessor's reasonable sole discretion. Provided Sublessee shall not be in default hereunder, Sublessor shall return the Security Deposit together with any accrued interest thereon to Sublessee (less any amounts which Sublessor may retain as permitted by the terms hereof) promptly following the expiration of the Sublease.

            (c) Sublessee shall be responsible for and shall pay any and all taxes, assessments, heat, water and sewer charges, electric and other utility charges, as well as any other charges required by the Lease and relating to the Demised Premises, it being understood that this Sublease is a double net sublease, and except as specifically set forth herein, any and all costs relating to the Demised Premises that would be payable by Sublessor as tenant under the Lease shall be borne by Sublessee.

            (d) All rent shall be payable on the first day of each month without any set-off or deduction whatsoever to Sublessor at 1515 Broadway, New York, New York 10036 Attention: David H. Williamson, unless otherwise specified in a written notice to Sublessee as hereinafter provided. Rent for any other period of less than one month shall be apportioned based on the number of days in that month.

            (e) Sublessee and Sublessor agree to cooperate with each other in seeking reductions of real property taxes applicable to, or the assessed valuation of, the Demised Premises for the 1996-1997 tax year and subsequent years during the term of this Sublease. Said cooperation shall include the filing of any appeal or protest of the valuation of the Demised Premises by the county tax assessor if such action is requested by either party in writing. Any tax reductions resulting therefrom, after deducting all expenses incurred in such appeal or protest, shall be apportioned between Sublessor and Sublessee on a prorata basis in accordance with their respective occupancies of the Demised Premises during the respective tax year (including the 1996-1997 tax year, with Sublessee's occupancy commencing as of the Commencement Date).

      4. In addition to such remedies as may be provided in the Lease or this Sublease, Sublessor shall be entitled to a late charge of six percent (6%) of the amount of the monthly rent if any payment of monthly rent is not received within five (5) days after Sublessee's receipt of notice that timely payment of monthly rent by Sublessee has not been made. The parties agree that damages to Sublessor as a result of a late payment or an unpaid check by Sublessee are difficult to ascertain and that these charges represent a fair and reasonable estimate of said damages. Acceptance by Sublessor of a late charge shall not constitute a waiver by Sublessor of any default of Sublessee nor prevent Sublessor from exercising any right or remedy hereunder or otherwise available by law.

      5.    (a)   Sublessee shall use the Demised Premises solely for office use and for no other purposes.

            (b) Sublessee shall have the exclusive right to use the monument signage currently used by Sublessor. All costs related to Sublessee's use of the sign or any other signage permitted by Sublessor and Landlord shall be the sole responsibility of Sublessee, including without limitation, any permits required in connection therewith.

            (c) Nothing shall be done upon or about the Demised Premises which shall be unlawful, improper, or contrary to any law, ordinance, regulation or requirement of any public authority or insurance inspection or rating bureau or similar organization having jurisdiction and Sublessee will promptly comply with any such law, ordinance, regulation or requirement.

      6.    (a)   Sublessee shall not, by operation of law or otherwise,
transfer, assign, sublet, enter into license agreements, mortgage or hypothecate this Sublease or the Sublessee's interest in and to the Demised Premises without first procuring the prior written consent of Sublessor and Landlord. Sublessor agrees that its consent required in the immediately preceding sentence shall not be unreasonably withheld or delayed and in no event shall Sublessor withhold its consent if Landlord grants its consent. Any attempted transfer, assignment, subletting, license agreement, mortgage or hypothecation without Sublessor's and Landlord's prior written consent shall be void and confer no rights upon any third person. In the event of any sublease or assignment by Sublessee, Sublessee shall not be relieved from its covenants and obligations for the Sublease term. The acceptance of rent by Sublessor from any other person or entity shall not be deemed a waiver by Sublessor of any provision hereof. Sublessee agrees to reimburse Sublessor for any reasonable fees (not to exceed $500 per request) incurred in conjunction with the processing and documentation of any such requested transfer, assignment, subletting, licensing agreement, change in ownership, mortgage or hypothecation of this Sublease or Sublessee's interest in and to the Demised Premises.

            (b) The consent of Sublessor and Landlord to any transfer, assignment, sublease, license agreement, change in ownership, mortgage or hypothecation of this Sublease is not and shall not operate as a consent to any future or further transfer, assignment, sublease, license agreement, change in ownership, mortgage or hypothecation.

            (c) Notwithstanding the above, Sublessee may, upon delivery of written notice to Sublessor, sublet the Demised Premises without Sublessor's consent (i) to any corporation which controls, is controlled by or is under common control with Sublessee (hereinafter, an "Affiliate") provided that such corporation remains an Affiliate of Sublessee throughout the remaining term of this Sublease, (ii) to any corporation resulting from the merger or consolidation of Sublessee, or (iii) to any person or entity which acquires all of the assets of Sublessee as a going concern of the business that is being conducted on the Demised Premises, provided that any subletting by Sublessee shall be, at all times, subject and subordinate to this Sublease and the Lease. This subsection (c) shall apply only to a subletting by Sublessee of the Demised Premises and not to an assignment by Sublessee of its interests hereunder.

      7.    (a)   Sublessee agrees to take the Demised Premises in its "as is"
condition. Sublessee is fully familiar with the physical condition of the Demised Premises. To the best of Sublessor's knowledge, without having made any investigation, Sublessor represents that it has not caused late charges to become payable for three (3) consecutive installments of rent under the Lease and that the Demised Premises are in good working order: otherwise,

Sublessor makes no other representations or warranties to Sublessee with respect to the Demised Premises.

            (b) With the exception of the repair and maintenance of the roof, skylights and structural portions of the building (which Sublessor shall be obligated to maintain in good order and condition at Sublessor's sole cost and expense), Sublessee shall be responsible for all maintenance and repairs to the Demised Premises in order to keep the Demised Premises in good order and condition and as otherwise required by the Lease. Sublessee shall also be responsible for any capital expenditures involving the replacement of any portion of the building systems that become necessary during the term of this Sublease (the "Capital Expenditures"). Any Capital Expenditures shall require the prior written approval of Sublessor and Landlord, which consent shall not be unreasonably withheld, and may not be withheld if Sublessee's failure to make the replacement contemplated by such Capital Expenditure would either constitute a breach of this Sublease or the Lease, or materially impairs Sublessee's use or occupancy. Notwithstanding the above, where the useful life of any such replacement shall extend beyond the expiration of the term of this Sublease, Sublessee's obligation with respect to the Capital Expenditures related thereto shall not, in any calendar year, exceed the following amounts (the "Limits"):

                  (i)   $40,000, in 1997;

                  (ii)  $30,000, in 1998;

                  (iii) $20,000, in 1999; and

                  (iv)  $10,000, in 2000.

To the extent that the total Capital Expenditures in any calendar year are in excess of the Limits, Sublessor shall be responsible to pay for such excess and shall reimburse Sublessee for such excess within 30 days following Sublessee's presentation of reasonable evidence substantiating the Capital Expenditure.

            (c) All personal property of every kind placed or stored by Sublessee at the Demised Premises shall be so placed or stored at the sole risk of Sublessee. Neither

Sublessor nor Landlord shall be liable to Sublessee or any other person for any injury, loss, damage or inconvenience occasioned by any cause whatsoever to said personal property unless caused by Sublessor's negligence, willful misconduct or breach of this Sublease, provided that Sublessor's liability therefor shall not exceed $1,000.00.

            (d) Subject to the provisions of Paragraph 2 hereof, upon termination of the Sublease, Sublessee shall quit and surrender the Demised Premises in accordance with the terms of the Lease. All improvements or fixtures installed in the Demised Premises, including those previously installed by Sublessor, which are affixed to the Demised Premises shall be removed upon the termination of this Sublease to the extent required by Landlord. Sublessee shall repair all damage or defacement to the Demised Premises and to the fixtures, appurtenances and equipment of Landlord therein, caused by the Sublessee's removal of its furniture, fixtures, equipment, machinery and the like and the removal of any improvements or alterations.

      8.    (a)   Sublessee shall, at its sole cost and expense, keep the
Demised Premises insured against loss or damage by fire, windstorm and casualty in an amount equal to 100% of the full replacement cost thereof. The policies shall be written to insure Sublessee, Sublessor and Landlord as their interests may appear and shall be primary and non-contributory. Sublessor shall maintain insurance against loss or damage to the Demised Premises by earthquake in an amount equal to 100% of the full replacement cost thereof, and Sublessee shall pay to Sublessor, as additional rent, all costs incurred by Sublessor with respect thereto, within thirty (30) days after receipt of an invoice therefor. In the event of any loss or damage to the Demised Premises by earthquake, (i) Sublessor shall assign to Sublessee all insurance proceeds received under its earthquake insurance coverage and (ii) Sublessor and Sublessee shall be responsible for any deductible amount in the ratio of 2 to 1 (for every two dollars that Sublessor pays toward the deductible, Sublessee shall be obligated to pay one dollar); provided that Sublessee's liability under this clause (ii) shall not exceed $83,333.33.

            (b) Sublessee shall also maintain throughout the term of the Sublease, with Sublessor and Landlord named as additional insureds, comprehensive general liability insurance in amounts not less than the amounts set forth in Paragraph 8 of the Lease.

            (c) Sublessee will furnish proof of such insurance coverage to Sublessor and Landlord on or prior to the date of commencement of the Sublease term. Such policies shall contain a waiver of the insurer's right of subrogation against the Sublessor and Landlord, and shall require the insurer to give Sublessor and Landlord thirty (30) days notice prior to the expiration or cancellation of insurance coverage.

            (d) Sublessee will not do anything on the said Demised Premises to make void or voidable any insurance upon the Demised Premises or render necessary any increased or extra premium for the said insurance. If, as a result of improper maintenance, poor housekeeping, or any other conduct or other activities an the part of Sublessee, the Landlord's or Sublessor's insurance premiums are increased, Sublessee will pay the additional cost thereof, and in the event the conduct of Sublessee's business results in an increase in insurance premiums to be paid by Sublessor, Sublessee shall pay to the Sublessor the amount of such increase.

      9. If the Demised Premises or any part thereof shall be damaged by fire or other casualty, Sublessee shall give immediate notice thereof to Sublessor and this Sublease shall continue in full force and effect except to the extent that Sublessor's interest as tenant under the Lease may be terminated or affected thereby. If Sublessor's interest as tenant under the Lease is terminated as a result of any damage by fire or casualty, Sublessor's interest in this Sublease shall likewise be terminated.

      10.   Sublessee hereby represents and warrants to Sublessor as follows:
(i) Sublessee shall operate and maintain the Demised Premises in good condition and repair, in accordance with sound property management practices and the provisions of this Sublease, and (ii) Sublessee shall not use, generate or store any hazardous or toxic materials (as determined under federal, state or local law) upon the Demised Premises, except that

Sublessee shall be permitted to use standard office products and cleaning supplies in reasonable quantities and in compliance with applicable laws.

      11. Sublessor covenants that upon Sublessee paying the rent and additional rent and observing and performing all of the terms, covenants and conditions of this Sublease on its part to be observed and performed, Sublessee may peaceably and quietly enjoy the Demised Premises, subject, nevertheless, to the terms, limitations and conditions of this Sublease and of the Lease.

      12. Sublessee agrees to indemnify and hold Sublessor harmless against all loss, damage, liability, or expense (including reasonable attorneys' fees and other attendant expenses) arising out of injury to third parties or their property occurring on the Demised Premises or arising in connection with anything owned or controlled by Sublessee or resulting from any act, failure to act, or negligence of Sublessee or its employees, agents or invitees, or from any nuisance suffered on the Demised Premises.

      13.   (a)   Sublessee represents that it has read and is familiar with the
Lease. It is specifically understood and agreed that this Sublease and each and every provision hereof is and shall remain subject to the Lease and each and every provision thereof, and that in the event that the Lease shall terminate for any reason whatsoever, then, in that event this Sublease shall ipso facto terminate and neither party hereto shall thereby acquire any right or cause of action against the other party by reason of such termination unless caused by Sublessor's failure to perform its obligations under the Lease.

            (b) Except as otherwise specifically provided in this Sublease, the terms, provisions, covenants, rules and regulations, rights, obligations, remedies and agreements of the Lease are incorporated herein by reference with the same force and effect as if they were fully set forth herein except that any reference in the Lease to "Landlord", "Tenant" and "Premises" shall mean Sublessor, Sublessee and Demised Premises, respectively, as such terms are used in this Sublease, and shall, as between Sublessor and Sublessee, constitute the terms of this Sublease except to the extent they do not relate to the Demised Premises or are inapplicable, inappropiate, inconsistent with or modified by the provisions of this Sublease. Notwithstanding anything herein contained, the only services or rights to which Sublessee is entitled hereunder are those to which Sublessor is entitled under the Lease except for Sublessor's maintenance and repair obligations described in paragragh 7 above. In all instances where consent of the "Landlord" is required by the Lease, for purposes of this Sublease consent of both the Sublessor and the Landlord shall be required.

            (c) Except as otherwise specifically provided in this Sublease, Sublessee covenants and agrees to comply with all of the terms, covenants, conditions and obligations of the Lease to be kept and performed on the part of the tenant thereunder insofar as they relate to the Demised Premises. Sublessee shall not commit or permit to be committed any act or omission or allow any condition to exist which shall violate any term or condition of the Lease. Sublessee shall neither do nor permit anything to be done which would cause the Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Landlord under the Lease, and Sublessee shall indemnify and hold Sublessor harmless from and against all claims, liabilities and damages of any kind whatsoever by reason of any breach or default on the part of Sublessee.

            (d) To the extent that the Lease requires or obligates Landlord to maintain, repair, restore, or otherwise expend any monies for preserving and maintaining all or any portion of the Demised Premises or to furnish any services to the Demised Premises, such obligation shall not pass to the Sublessor by reason of this Sublease and shall remain with the Landlord.

            (e) Sublessor hereby represents and warrants to Sublessee that it is not in default under any provision under the Lease and that the Lease is in full force and effect. Sublessor hereby acknowledges that Sublessor's failure to pay the rent owing by Sublessor to Landlord under the Lease will cause Sublessee to incur damages, costs and expenses not contemplated by this Sublease. Accordingly, during any period in which Sublessor is in default of its obligation to pay rent under the Lease, Sublessee shall, upon giving Sublessor at least five (5) days' prior written notice, have the right to pay all rent and other sums owing by

Sublessee to Sublessor hereunder directly to Landlord. Any sums paid directly to Landlord in accordance with this Subparagraph shall be credited toward the amount payable by Sublessee to Sublessor under this Sublease.

            (f) Sublessor agrees, upon receipt from Sublessee of written notice of any default, obligation or duty of the Landlord under the Lease, to promptly notify the Landlord of Sublessee's notice and to use its best efforts to cause Landlord to rectify or fulfill any default, obligation or duty as listed in Sublessee's notice.

            (g) Notwithstanding anything herein contained, as between Sublessor and Sublessee, and for purposes of this Sublease, the following provisions of the Lease are hereby deleted: Paragraph 1, 3, 4, 7.1, 9.5(a), 12.2, 13.4, 26, 39, 48(a), 48(b), 48(c), 48(d), 49, 50, 62, 63, 65, 66 and the
second paragraph of 55.

      14. This Sublease shall, at the option of Sublessor, be terminated upon the happening of any of the following events:

            (a) if default shall be made in the payment of rent or any installment thereof or any other sum required to be paid by Sublessee under this Sublease and such default shall continue for five (5) days after receipt of notice from Sublessor to Sublessee;

            (b) if default shall be made in the observance or performance of any other covenant or condition in this Sublease which Sublessee is required to observe or perform, and such default shall continue for thirty (30) days after written notice to Sublessee (provided however that if the nature of Sublessee's default is such that more than thirty (30) days are reasonably required for its cure, then Sublessee shall not be deemed to be in default if Sublessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion);

            (c) if the leasehold interest of Sublessee shall be taken on execution or by other process of law which would permit a third party to have possession of the Demised Premises;

            (d) if Sublessee shall be judicially declared bankrupt or insolvent according to law;

            (e) if any assignment shall be made of the property of Sublessee for the benefit of creditors;

            (f) if a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer shall be appointed to take charge of all or any substantial part of Sublessee's property by a court of competent jurisdiction;

            (g) if a petition shall be filed for the reorganization of Sublessee under any provisions of the Bankruptcy Code now or hereafter enacted and such proceeding is not dismissed within sixty (60) days after it is begun; or

            (h) if Sublessee shall file a petition for such reorganization, or for arrangements under any provisions of the Bankruptcy Code now or hereafter enacted and providing a plan for a debtor to settle, satisfy or extend the time for the payments of debts.

      15.   (a)   In case of termination of this Sublease because of violation or default on Sublessee's part, including but not limited to a failure to pay rent as provided herein, Sublessor may, at its option, in accordance with applicable law, immediately or at any time thereafter, and without demand or notice, enter into and upon the Demised Premises or any part thereof in the name of the whole and repossess the same and expel Sublessee and those claiming through or under it and remove its effects (forcibly, if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedy which might otherwise be used for arrears of rent or for preceding breach of covenant. In addition, Sublessor may, at its option, without notice, either in its own name or as agent of Sublessee, re-let the Demised Premises, or any part thereof, on such terms and for such rent as it may deem expedient or proper, and such re-letting shall not operate as a waiver of any right which Sublessor would otherwise have to hold Sublessee responsible for the rent previously stated. Upon such re-letting, Sublessor shall collect the rent therefor from the person or persons to whom the same shall be re-let, and, after paying the expenses of such re-letting and collection, shall apply what remains from the amount received by it against the amount due or to become due from Sublessee under this Sublease. Notwithstanding any such re-letting, Sublessor retains the option of recovering as damages a sum which at the time of termination would represent the difference between the rental value of the Demised Premises and the rent and other payments herein required for the residue of the term, and Sublessee agrees to indemnify Sublessor against any loss of rent and other payments which Sublessor may suffer or incur by reason of termination of this Sublease because of violation or default on Sublessee's part.

            (b) Sublessee shall pay and discharge all costs of Sublessor, including reasonable attorneys' fees, expenses and court costs, that shall arise from successfully enforcing any of the terms, covenants and agreements contained in this Sublease.

      16. Sublessee covenants with Sublessor that the failure of Sublessor to insist in any one or more instances upon the strict and literal performance of any of the covenants, terms or conditions of this Sublease, or to exercise any option of Sublessor herein contained, shall not be construed as a waiver or a relinquishment for the future of such covenant, term, condition or option, but the same shall continue and remain in full force and effect. The receipt by Sublessor of rent with knowledge of the breach of any covenant, term, condition or provision hereunder shall not be deemed to be a waiver of such breach, and no waiver by Sublessor of any such covenant, term, condition or provision, or of the breach thereof, shall be deemed to have been made by Sublessor unless expressly agreed to in writing by Sublessor. No acceptance of partial payment of rent or any other payments required hereunder shall be deemed to be in full satisfaction of the amount due unless agreed to in writing by Sublessor.

      17. The respective successors and assigns of Sublessor and Sublessee, subject to the foregoing provisions as to transfers, assignments, insolvency or by operation of law or legal process, shall bear the burdens and enjoy the benefits of all of the covenants, terms, conditions, privileges and agreements contained in or acquired by the provisions of this Sublease, the same as if such successors and assigns had been specifically mentioned in each and every case where Sublessor or Sublessee is mentioned.

      18. All notices provided for hereunder shall be in writing and sent by overnight courier service or by registered or certified mail, return receipt requested, to the Sublessor at

Viacom International Inc., 1515 Broadway, New York, New York 10036,
Attention: David H. Williamson, with a copy thereof similarly sent to Viacom Inc., at 1515 Broadway, New York, New York 10036, Attention: General Counsel, and to the Sublessee at the Demised Premises, with a copy to Remedy Corporation, 1505 Salado Drive, Mountain View, California 94043, Attention: Manager of Contracts. Either party may at any time change the address for such notices by mailing to the other party as aforesaid a notice setting forth the changed address.

      19.   This Sublease is subject to the consent of the Landlord.

      20. Sublessor and Sublessee each represent to the other that there was no real estate broker involved with respect to this transaction other than Cushman Realty Corporation, and they hereby indemnify and hold each other harmless from and against any and all brokerage claims arising out of this Sublease. Sublessor agrees that any commission due Cushman Realty Corporation shall be paid by Sublessor under a separate agreement.

      21. Time shall be of the essence for the performance of each and every term, condition and covenant of this Sublease on the part of Sublessee to be performed.

      22. THE TERMS AND CONDITIONS OF THIS SUBLEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

      23. In case any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Sublease, and the Sublease shall be construed as if such provision had not been contained herein.

      24. The parties represent and warrant that this Sublease has been duly authorized and the party signing is so authorized to execute this Sublease.

      25. This Sublease may not be modified or amended except by a written agreement signed by the parties hereto.

      26. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date and year first above written.


                                                   SUBLESSOR:
ATTEST:                                            VIACOM INTERNATIONAL INC.


BY: /s/ ROBIN L. TAUBIN                   BY: /s/ WILLIAM ROSKIN
    -------------------------------           ----------------------------------
Name:  Robin L. Taubin                    Name:  William Roskin
      -----------------------------             --------------------------------
Title: Assistant Secretary                Title: Senior Vice-President
       ----------------------------              -------------------------------



                                                   SUBLESSEE:
ATTEST:                                            REMEDY CORPORATION

BY: /s/ CARAJANE FINN                     BY: /s/ LAWRENCE GARLICK
    -------------------------------           ----------------------------------
Name: Carajane Finn                                Name: Lawrence Garlick
      -----------------------------             --------------------------------
Title: VP of Employee Services                     Title: Chairman & CEO
       ----------------------------              -------------------------------

                       CONSENT AND AGREEMENT OF LANDLORD

      The undersigned ("Landlord") is the Landlord named in the that certain Lease dated December 27, 1985, as amended (the "Lease"), by and between Landlord and Viacom International, Inc., an Ohio corporation (Viacom-Ohio"). Viacom International, Inc., a Delaware corporation, successor-in-interest to Viacom-Ohio ("Sublessor"), and Remedy Corporation ("Sublessee") have executed that certain Sublease dated March 17, 1997 (the "Sublease"), a copy of which is attached hereto as Exhibit A, for the purpose of subleasing the Demised Premises (as defined in the Sublease) to Sublessee. All capitalized terms not defined in this Consent and Agreement of Landlord (this "Consent") shall have the meanings attributed to them in the Sublease.

      1. Consent. Landlord hereby consents to the terms and conditions of the Sublease and Sublessee's use and occupancy of the Demised Premises as set forth hereinbelow. In addition, by executing this instrument, Landlord expressly agrees to the provisions of Paragraphs 5(b), 6(c) and 7(b) of the Sublease and Landlord agrees that Paragraph 8.5 of the Lease shall constitute a three party agreement binding among and inuring to the benefit of Sublessor, Sublessee, and Landlord. Notwithstanding the consent granted herein, Sublessee expressly agrees that (a) the Sublease is and shall be, at all times, subject to and subordinate to the Lease, (b) Landlord is not and shall not be bound by the terms, provisions and conditions of the Sublease, and (c) the Sublease and this Consent, or either of them, in no way modify, amend or alter the terms of the Lease, except as otherwise provided herein. Subject to subparagraph 2(d) below, nothing in either this Consent or the Sublease shall be construed to release or discharge Sublessor from any liability under the Lease. Except as provided in Paragraph 5 of this Consent, any further subletting of the Premises by either Sublessor or Sublessee or any assignment of the Lease by Sublessor or assignment of the Sublease by either Sublessor or Sublessee shall require Landlord's prior written consent as provided in the Lease. Any and all amendments to the Sublease shall be subject to Landlord's prior written consent.

      2.    Option to Extend.

      (a) Provided there exists no event of default under the Lease, Landlord hereby agrees that Sublessee shall have the option to extend (the "Extension Option") its occupancy of the Demised Premises by electing to assume all of Sublessor's obligations, as tenant, arising under the Lease after December 31, 2000, on the same terms and conditions as the Lease, except as otherwise provided in subparagraph 2(b) below. Sublessee shall be entitled to exercise the Extension Option by notifying Landlord in writing during the period from February 1, 1999, to March 1, 1999. The foregoing notice shall specify whether the term of the Lease, as extended, shall expire on May 31, 2001, or May 31, 2003, as described below in subparagraphs 2(b) and 2(c). If Sublessee fails to timely exercise the Extension Option in accordance with this paragraph, the Extension Option shall automatically terminate.

      (b) Unless Sublessee elects to extend the term of the Lease as provided in subparagraph 2(c) below, the term under the Lease shall be extended for a period of five (5) months and shall terminate on May 31, 2001 (the "5-Month Extended Term"). Monthly rent during the 5-Month

Extended Term shall be the same as the monthly Rent payable by Sublessor, as tenant, under the Lease as of the last month of the term of the lease (the "Last Month's Rent").

     (c) In lieu of extending the term of the Lease for only five (5) months, Sublessee shall be permitted to extend the term of the Lease for a period of twenty-nine (29) months (the "29-Month Option)". If Sublessee elects to extend the term of the Lease for a period of twenty-nine (29) months, the Lease shall terminate on May 31, 2003 (the "29-Month Extended Term"). The monthly rent during the 29-Month Extended Term shall be the then current fair market rent for similar facilities within the geographic area in which the Demised Premises are located, but shall not be less than the Last Month's Rent nor more than 112% of the Last Month's Rent. On or before June 30, 2000, Landlord and Sublessee shall mutually determine the monthly rent for the 29-Month Extended Term and if the parties fail to reach agreement by June 30, 2000, then the 29-Month Option shall automatically terminate, unless on or prior to June 30, 2000, Sublessee notifies Landlord that a monthly Rent for the 29-Month Extended Term equal to 112% of the Last Month's Rent is acceptable to Sublessee. In the event the 29-Month Option terminates, Sublessee shall be permitted to extend the term of the Lease for the 5-Month Extended Term by notifying Landlord of its election to so do during the period from July 1, 2000 through July 31, 2000. If
Sublessee fails to provide Landlord with such written notice, Sublessee's right to occupy the Demised Premises during the 5-Month Extended Term shall automatically terminate.

     (d) If Sublessee exercises the Extension Option and assumes all of Sublessor's obligations, as tenant, arising under the Lease after December 31, 2000, Sublessor shall be released from all liability for obligations arising under the Lease after December 31, 2000.

     3. Sublessee's Improvements. Landlord acknowledges that Sublessee intends to make certain alterations to and improvements of the Demised Premises subject to the Sublease, which alterations and improvements are described on Exhibit B to the Sublease. By executing this Consent, Landlord consents to the making of the alterations and improvements shown on Exhibit B, except for those alterations and improvements identified on Exhibit B as being disapproved by Landlord. The alterations and improvements shown on Exhibit B that are not disapproved by Landlord are referred to herein as the "Approved Improvements." By executing this Consent, Landlord also agrees that, notwithstanding anything to the contrary in the Lease or the Sublease, the undersigned and its successors and assigns shall not require the removal of the Approved Improvements from the Premises at the expiration or sooner termination of the Sublease or the Lease (as the Lease may be extended by Sublessee's exercise of the Extension Option). The foregoing consent shall not apply to any other alterations, additions or improvements made to the Premises. Landlord further agrees that, upon surrender of the Demised Premises at the expiration of the Sublease or the Lease (as the lease may be extended by Sublessee's exercise of the Extension Option), (i) Landlord will not require the removal by Sublessor or Sublessee of any alterations, additions or improvements which have been made by Sublessor to the Demised Premises as of the date of this Consent, and (ii) Landlord will not require Sublessor to remove any alterations, additions or improvements that Sublessee may make to the Demised Premises during the term of the Sublease; provided that Landlord reserves the right to require Sublessee to remove any alterations, additions or improvements made to Demised Premises during the term of the

Sublease (other than the Approved Improvements) if so requested by Landlord in accordance with the Lease (as modified by subparagraph 9(b) of this Consent).

      4. Sublessee's Insurance. Landlord agrees that the insurance requirements set forth in Paragraphs 8.2 and 8.3 of the Lease shall be satisfied by the Sublessee's maintenance of the policies required thereby in lieu of Sublessor maintaining such insurance; provided that if Sublessee fails to maintain such insurance, Sublessor shall not be released from its obligations under Paragraphs 8.2 and 8.3 of the Lease.

      5. Further Sublettings. Landlord agrees that it shall have no right to withhold its consent to any sub-sublease of the Demised Premises during the term of the Sublease so long as (1) the sub-sublease (or sublease) is for a term of not greater than one year and is with respect to not more than one-half of the Demised Premises, (2) Sublessee is not in default of its obligations under the Sublease at the time of such sub-sublease (or sublease), (3) Sublesee remains liable for the performance of all obligations Sublessee under the Sublease, and
(4) the sub-sublessee (or the sublessee) does not, by the nature of its activities in the Demised Premises, either increase the cost of insuring he Demised Premises or present an increased risk of Hazardous Materials contamination of the Demised Premises.

      6. Brokerage Commissions. If Sublessee exercises the Extension Option and notifies Landlord that Cushman Realty Corporation ("Broker") represents Sublessee in connection with the Lease as so extended, Landlord agrees to pay to Broker a commission in connection with the extended Lease pursuant to the terms and conditions of a separate agreement between Landlord and Broker.

      7. Delivery of Notices. From and after the date hereof, Landlord shall deliver to Sublessee copes of any notices it delivers to Sublessor in connection with the Lease, including, without limitation, any notices of breach or default by Sublessor of its obligations under the Lease.

      8. Contest of Property Taxes. Landlord agrees to cooperate with Sublessee and Sublessor as requested from time to time in the contest of any property taxes payable with respect to the Demised Premises or any protests or appeals regarding the assessed valuation of the Demised Premises, provided that Landlord shall not be obligated to incur any out-of pocket costs or expenses in connection therewith. During the term of the Sublease, any savings or reductions in property taxes respecting the Demised Premises resulting from said contests shall inure to the benefit of Sublessee and Sublessor in accordance with the terms of the Sublease. Following the expiration or termination of the Sublease or the Lease (as extended by Sublessee's exercise of the Extension Option), any such savings or reductions shall be prorated among Sublessee and Landlord as of the expiration or termination date such that Sublessee receives the benefit of any portion of the savings attributable to the term of the Sublease or the Lease (as extended), as applicable. The terms of this paragraph shall survive the term of the Sublease and the Lease (as extended).

     9. Related Provisions in Lease. In connection with the Sublease and the Lease, the parties agree as follows:

     (a) Any earthquake damage to the Demised Premises, even if covered by earthquake insurance, shall not be an "Insured Loss" for the purposes of subparagraph 9.1(c) of the Lease.

     (b) Landlord shall have the right to require Sublessee to remove any alterations, additions or improvements made to the Demised Premises during the term of the Sublease (collectively, "Sublease Term Improvements") and to restore the Demised Premises to their condition existing prior to the installation of such Sublease Term Improvements, regardless of whether the Sublease Term Improvements (i) reduce the value of the Building, or (ii) reduce the value of the rental income Landlord can obtain for the Demised Premises, or
(iii) inhibit or impair the use of the Demised Premises as general office space. The parties acknowledge that the purpose of this provision is to eliminate the conditions set forth in paragraph 53 of the Lease which otherwise would limit Landlord's right to require the removal of the Sublease Term Improvements. Notwithstanding the two preceding sentences, in no event shall Landlord have the right to require the removal of the Approved Improvements.

     10. Counterparts. This Consent may be executed in counterparts, and transmitted by facsimile by and to each of the parties, and each such counterpart shall be deemed an original, and all of them together shall constitute a single instrument.



                                       LANDLORD

Dated: March 19, 1997                  JOHN H. McCORMICK, TRUSTEE OF
      ------------------------         THE A. L. McCORMICK 1991 TRUST

                                       By:   /s/ JOHN H. McCORMICK
                                           -------------------------------
                                       Its:  Trustee
                                            ------------------------------

                                       SUBLESSEE

Dated: March 17, 1997                  REMEDY CORPORATION
      ------------------------         a Delaware corporation

                                       By:   /s/ LAWRENCE GARLICK
                                           -------------------------------
                                       Its:  Lawrence Garlick
                                            ------------------------------
                                             Chairman & CEO

                                       SUBLESSOR

Dated: March 18, 1997                  VIACOM INTERNAITONAL, INC.
      ------------------------         a Delaware corporation

                                       By:   /s/ WILLIAM ROSKIN
                                           -------------------------------
                                       Its:  William Roskin
                                            ------------------------------
                                             Senior Vice-President

                                                                       EXHIBIT B

                             Approved Improvements

       [Floor Plan -- Remedy Corporation -- Viacom Building, Pleasanton]